Discontinued Operations	12 Months Ended
Dec. 31, 2024
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Discontinued Operations
Note 11: Discontinued Operations
Earnings from discontinued operations, net of tax, was $15 million and $49 million for the years ended December 31, 2024 and December 31, 2023, respectively. In both years, earnings from discontinued operations, net of tax, were primarily comprised of earnings or losses arising on a receivable balance from LSEG relating to a tax indemnity. The earnings or losses included impacts from changes in foreign exchange and interest rates. The year ended December 31, 2024 also included benefits from the release of reserves that are no longer required due to settlements of tax disputes.